UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2024
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

(407) 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP (1)	New York Stock Exchange	(1)

(1)On September 18, 2024, Tupperware Brands Corporation (the “Corporation”) was notified by the staff of NYSE Regulation (“NYSE Regulation”) that it plans to file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist the Corporation’s common stock from the New York Stock Exchange (the “NYSE”) upon the completion of all applicable procedures. After the Form 25 is filed by NYSE Regulation, the delisting will become effective 10 days later. The deregistration of the Corporation’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective for 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the Corporation’s common stock under Section 12(b) of the Exchange Act, the Corporation’s common stock will remain registered under Section 12(g) of the Exchange Act. The Corporation’s common stock began trading on the OTC Expert Market on September 19, 2024 under the symbol “TUPBQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 18, 2024, Tupperware Brands Corporation (the “Corporation”) was notified by the staff of NYSE Regulation (“NYSE Regulation”) that it had determined to commence proceedings to delist the Corporation’s common stock, par value $0.01 per share (the “Common Stock”), from the New York Stock Exchange (the “NYSE”) and that trading in the Common Stock was suspended immediately. NYSE Regulation reached its decision that the Corporation is no longer suitable for listing pursuant to NYSE Listed Company Manual Section 802.01D after the Corporation and certain of its direct and indirect subsidiaries filed voluntary petitions to commence proceedings under Chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

The NYSE will apply to the U.S. Securities and Exchange Commission (the “SEC”) to delist the Common Stock upon completion of all applicable procedures. The Corporation does not intend to appeal the determination and, therefore, it is expected that its Common Stock will be delisted from the NYSE.

As a result of the suspension and expected delisting, the Corporation’s Common Stock commenced trading in the OTC Expert Market under the symbol “TUPBQ.” The OTC Expert Market is a significantly more limited market than the NYSE, and quotation on the OTC Expert Market likely results in a less liquid market for existing and potential holders of the Common Stock to trade the Common Stock and could further depress the trading price of the Common Stock. The Corporation can provide no assurance that its Common Stock will continue to trade on this market, whether broker-dealers will provide public quotes of the Common Stock on this market, or whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market. The transition to over-the-counter markets will not affect the Corporation’s business operations or its reporting requirements under the rules of the SEC.

Cautionary Note Regarding the Corporation’s Securities

The Corporation cautions that trading in its securities (including, without limitations, the Corporation’s Common Stock) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Corporation’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Corporation’s securities in the Chapter 11 Cases. The Corporation expects that holders of shares of the Corporation’s Common Stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Note Concerning Forward-Looking Statements

Statements in this Current Report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to: statements regarding the delisting of the Corporation’s Common Stock from the NYSE and trading of the Corporation’s Common Stock on the OTC Expert Market. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions, and uncertainties, including, but not limited to: the Corporation’s ability to fund its planned operations and its ability to continue as a going concern; the adverse impact of the Chapter 11 Cases on the Corporation’s business, financial condition, and results of operations; the Corporation’s ability to improve its liquidity and long‑term capital structure and to address its debt service obligations; the Corporation’s ability to maintain relationships with customers, employees, and other third parties as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Corporation and the interests of various constituents, including holders of the Corporation’s common stock; the Corporations’ ability to obtain court approvals with respect to motions filed or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the length of time that the Corporation will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risk associated with third-party motions in the Chapter 11 Cases; and other risks and uncertainties described from time to time in the Corporation’s filings with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward‑looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Corporation expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this Current Report, whether as a result of new information, future events, changes in assumptions, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION

Date:	September 23, 2024	By:	/s/ Karen M. Sheehan
		Name:	Karen M. Sheehan
		Title:	Executive Vice President, Chief Legal Officer & Secretary